                                                                    EXHIBIT 3.64

                                   SHORT FORM
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                     BHC MANAGEMENT SERVICES OF INDIANA, LLC

                                    MEMBERS

------------------------------------------------------------------------------------------
                                                          Cash Contributed or Agreed Value
                                   Aggregate                of Other Property or Services
     Name, Address, TIN        Percentage Interest                    Contributed
------------------------------------------------------------------------------------------
                              Financial     Governance
------------------------------------------------------------------------------------------
BHC Management Services,LLC      100%          100%                  $1,000.00
102 Woodmont Blvd.,Suite 800
Nashville, TN 37205

EIN:__________
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                     BHC MANAGEMENT SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                       PARTIES TO CONTRIBUTION AGREEMENTS

-------------------------------------------------------------------------------------------------------------------------------
                             Class of Membership Interest        Amount of Cash or Value of
                             and Percentage Interest to be    Property or Services Required to    Time at Which Contribution is
   Name, Address, TIN                   Acquired                       be Contributed                  Required to be Made
-------------------------------------------------------------------------------------------------------------------------------
 None
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

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

                     BHC MANAGEMENT SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                  PARTIES TO CONTRIBUTION ALLOWANCE AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------
                             Class of Membership Interest     Amount of Cash or Value of Property             Time at Which
                             and Percentage Interest Able     or Services that must be Contributed to    Contribution is to be
  Name, Address, TIN             to be Acquired                            Acquire Interest                       Made
------------------------------------------------------------------------------------------------------------------------------
   None
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

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

                     BHC MANAGEMENT SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                          ASSIGNEES OF FINANCIAL RIGHTS

-----------------------------------------------------------------------------------
                                 Name of
Name, Address, TIN               Assignor       Amount of Financial Rights Assigned
-----------------------------------------------------------------------------------
 None
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                     BHC MANAGEMENT SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                                    MANAGERS

                                President:     Vernon S. Westrich

      Senior Vice President and Treasurer:     William P. Barnes

      Senior Vice President and Secretary:     Stephen C. Petrovich

                           Vice President:     James N. Schnuck

        Vice President of Risk Management:     Margaret Jo Cooper

                           Other Officers:     None

               Principal Executive Office:     102 Woodmont Blvd.
                                               Suite 800
                                               Nashville, TN 37205

                    BHC MANAGEMENT SERVICES OF INDIANA, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

Except as provided herein, the LLC shall be controlled by the default rules of the Delaware Limited Liability Company Act and the provisions of the Articles. The LLC shall be manager-managed. The Membership Interests are as set forth herein. Membership Interests may only be assigned upon the Majority Vote of the non-transferring Members. New Members may only be admitted on a Majority Vote of the Members. For these purposes, "Majority Vote" shall mean a majority of the Governance Rights entitled to vote on the matter, whether or not present at a meeting. The only dissolution event shall be a Majority Vote of the Members or the having of no Members.

Agreed to this the 21 day of March, 2001.

                                     BHC MANAGEMENT SERVICES, LLC

                                     By: Behavioral Healthcare Corporation

                                     By: /s/ David T. Vandewater
                                         ------------------------------------
                                     Name: David T. Vandewater
                                     Its: President